                                                                    May 1, 2006

Dear Fellow ZTR Shareholder:

   I am pleased to provide the manager's report and commentary for The Zweig Total Return Fund, Inc. for the three months ended March 31, 2006.

   For the quarter ended March 31, 2006, The Zweig Total Return Fund's net asset value increased 1.01%, including $0.132 per share in re-invested distributions. The Fund's overall exposure to the bond and equity markets was approximately 94%.

   As previously announced, the Fund's distribution for the quarter ended March 31, 2006 was $0.043 payable on April 26, 2006, to shareholders of record on April 13, 2006.

   For updates on the Fund's performance and holdings, visit the Individual Investors section of our Web site, PhoenixFunds.com.

   Thank you for your investment in The Zweig Total Return Fund, Inc.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on March 31, 2006 was 61%, with average duration (a measure of interest rate sensitivity) of 5.0 years. This compares with bond exposure of 59%, with average duration of 5.3 years, on December 31, 2005. If we were fully invested, 62.5% of our portfolio would be in bonds and 37.5% in stocks. Consequently, with 61% in bonds, we are at about 98% of a full position (61%/62.5%).

   The U.S. Treasury bond market endured a very difficult quarter witnessing the benchmark 10-year Treasury note move from a 4.39% yield at the start of the year to 4.86% at the end of the quarter. Negative performance can be attributed to several factors, including uncertainty about the Federal Reserve's (the "Fed") stance in raising interest rates, soaring commodity prices, and government spending that has ballooned the budget deficit.

   Higher government spending creates a double whammy for the bond market. Spending typically stimulates the economy prompting the Treasury to borrow more money by issuing additional debt. This scenario increases the competition for borrowers, resulting in higher interest rates. Multi-decade highs among gold, copper, and other metals along with peaks in oil prices, have heightened concerns about inflation, the nemesis of the bond market.

   Ben Bernanke replaced longtime Federal Reserve Chairman Alan Greenspan, on February 1, 2006. Since his arrival, the Fed has increased the federal funds rate to 4.75%. Many economists believe that the new Fed chairman will take an aggressive stance on raising interest rates. (A more detailed discussion about the Fed's policies and its implications appears in the equity portion of the report which follows.)

   Near quarter-end, 10-year Treasury notes nearly hit 5% on stronger than expected job growth and higher than expected wage/price pressure. The only positive factor was market sentiment, where bears have outnumbered bulls on bond prices. Based on negative bond models and a weak start to the year, we will await a stronger signal from our models to determine an aggressive position in either direction.

   The Zweig Total Return Fund's exposure to U.S. common stocks was 34% on March 31, 2006, compared with 33% on December 31, 2005. At 34%, we are at about 91% of a full position (34%/ 37.5%). Despite some cooling after the Federal Reserve indicated interest rate increases were not over, equities enjoyed a positive first quarter with each of the major indexes outperforming returns posted for the twelve months ended December 31, 2005.

   Ending three consecutive years of first-quarter losses, the Dow Jones Industrial Average/SM/ rose 3.66% -- its strongest quarter since 2002. In 2005, the Dow lost 0.6%. The NASDAQ Composite(R) Index, which increased 6.1%, also experienced its best quarter since 2000, outperforming its 2005 return of 1.4%. The S&P 500 Index ended the quarter up 3.73%, excluding reinvested dividends, its strongest three-month period since 1999. In 2005, the S&P 500 Index gained 3%. Topping all major domestic markets, the Dow Jones World Stock Index climbed 8.8% during the quarter.

   The market's strong performance was fueled by a number of factors: a seasonably strong first quarter, the end of tax selling, and new money entering the market through reinvestments. In addition, significant cash held by corporations, leveraged buyout firms, and hedge funds --liquidity which can be used for takeovers, stock buybacks, or dividends -- bodes well for the market. Finally, the overall strength of the world economy, particularly in the Far East, contributed favorably to the environment.

   Confirming expectations, the Federal Reserve's first meeting with Ben Bernanke, the new Fed chairman, resulted in a quarter-point increase to the federal funds rate to 4.75%. This represents the fifteenth quarter-point increase since the Fed's upward cycle began in 2004 when the rate stood at a 46-year low of 1%. Alluding to further rate hikes, the Fed stated "some further policy firming may be needed to keep the risks to the attainment of sustainable economic growth and price stability roughly in balance." While inflation expectations were contained, increased resource utilization and higher prices of energy and other commodities could add to inflationary pressures. In our opinion, the likelihood for another rate hike in May is high. However, the outcome will be contingent on the strength of the economy and the extent of inflationary pressures.

   Recent market performance has been driven by investors' economic expectations and its impact on interest rates. Consequently, strong economic news was considered a market negative, while weak economic news was viewed positively as investors interpret this to signal an end to interest rate hikes. In the long run, the market seeks high earnings and a strong economy. Therefore, we anticipate that this behavior is a short-term phenomenon.

   Overall signs of economic health have been conflicting. The Institute for Supply Management reported that manufacturing activity dropped to 55.2 in March from 56.7 in February, reflecting a decline in new orders and employment. However, the Conference Board stated that its Consumer Confidence Index climbed 5 points in March to 107.2, the highest level since May's reading of 110.3. In our view, the economy appears strong. However, the impact of higher oil prices and a slower housing market could have negative implications. Based on current data, we expect the U.S. economy to slow in the second half of 2006.

   While views about the direction of the domestic economy differ, the U.S. trade deficit continues to escalate. The Commerce Department reported the gap reached $68.51 billion in January, an increase of 5.3% from December and $10.24 billion over January 2005. Helping to fund the enormous trade deficit, foreign investors bought a net of $1.05 trillion in long-term American securities in 2005, according to the Treasury Department, a gain of 14% from 2004. If the inflows into the Federal government bond market slow, it could be problematic. However, given that deficits will continue for the foreseeable future -- we expect the situation to remain steady as foreigners continue to invest in Treasury bonds.

   Foreign companies lead the U.S. in mergers and acquisitions. European M&A activity totaled $416 billion in the first quarter, more than double the rate during the first three months of 2005, according to data provider Dealogic. U.S. deals, on the other hand, totaled $325 billion, 10% above 2005. We believe that merger activity will remain strong, as will takeovers, which are marked by large positions in cash -- a positive factor for the market.

   While U.S. merger activity gained in the first quarter, the value of initial public offerings (IPOs) declined. Dealogic reported 43 IPOs totaling $9.66 billion, compared with 41 offerings valued at $10 billion in the first quarter of 2005. Each IPO averaged approximately $221 million compared to $245 million a year earlier. At quarter-end, the pace and quality of IPOs remained within the expected normal range.

   After rising 4.8% in January, margin debt lost much of its gain, resulting in a 0.5% increase through February, according to the New York Stock Exchange. Debit balances at margin accounts totaled $222.78 billion at the end of February compared with $221.66 billion in December. Margin debt rose during 1998 and 1999, reaching a high of $278.53 billion in March 2000. As with IPOs, we look for margin debt to trend gradually with a rising stock market.

   Despite a slight stock market gain, short sales on the New York Stock Exchange rose 2.1% between mid-February and mid-March. We believe that short selling involves gaining large profits by selling shares to a third party and repurchasing them when the price falls. Therefore, a rise in short sales indicates investors are anticipating a market downturn. This pessimism can create additional buying power in the market.

   The rate of capital spending by companies listed in the S&P 500 Index has slowed. While spending gained 11% in the fourth quarter, its pace was less than half the rate of the third quarter. Operating earnings of the S&P 500 also dipped slightly to $20.04 per share in the first quarter from $20.17 in the fourth quarter, well above the $18.00 per share during the same period of 2005. S&P 500 companies ended the first quarter trading at 18.2 times earnings, a decline from the 19.4 times earnings at the close of 2005. The price/earnings ratio declined because earnings have risen faster than stock prices. The equity market appears neither very cheap nor expensive, and in our opinion is reasonably priced.

   Based on statistics, there may be trouble ahead for the market. According to Standard and Poor's, the S&P 500 Index has lost 2% on average in second quarters of second years of presidential terms since 1945. Third quarters show average losses of 2.2%. Given the historically weaker mid-year trend, we will proceed cautiously.

   Market optimism has cooled among financial advisors. A poll conducted by Investors Intelligence in early April revealed 49.5% bulls and 27.8% bears compared with 60.4% bulls and 20.8% bears at year end. We believe that the lack of any extreme optimism is a positive sign for the market.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

The preceding information is the opinion of Zweig Consulting LLC. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

                             PORTFOLIO COMPOSITION

   In accordance with The Zweig Total Return Fund's investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   For the three-month period ended March 31, 2006, the Fund's leading sectors included financials, information technology, health care, industrials, and consumer staples. While allocation amounts changed during the quarter, all of these sectors appeared in our previous quarterly report. During the quarter, we increased our exposure to consumer discretionary and materials and trimmed our weighting in energy and health care.

   As of March 31, 2006, the Fund's top ten equity holdings included Bank of America, Bristol-Myers Squibb, Dow Chemical, Freeport-McMoRan, Huntington Bancshares, Kimberly Clark, Merck, NASDAQ-100 Trust, New York Community Bankcorp, and Wachovia Corp. With the exception of Freeport-McMoRan, where we added to our position, and New York Community Bankcorp, where there were no changes to shares held, all of the above were in our previous listing. We also trimmed our holdings in Allstate and Nokia, which are no longer among our top positions.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

Glossary

Conference Board's Consumer Confidence Index: A monthly measure of consumer confidence based on a representative sample of 5,000 U.S. households surveyed.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Dow Jones World Stock Index: The Dow Jones World Stock Index measures the performance of more than 2,000 companies worldwide that represent more than 80% of the equity capital on 25 stock markets.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2006
                                  (Unaudited)

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      52.71%
  U.S. TREASURY BONDS -- 27.73%
     U.S. Treasury Bond 6.125%, 11/15/27/(d)(e)/.......    $ 17,500   $ 19,922,665
     U.S. Treasury Bond 6.375%, 8/15/27/(e)/...........      11,500     13,446,019
     U.S. Treasury Bond 7.50%, 11/15/16................      20,000     24,167,180
     U.S. Treasury Bond 8.75%, 5/15/17.................      22,000     29,034,852
     U.S. Treasury Bond 8.875%, 2/19/19................      15,000     20,419,920
     U.S. Treasury Bond 9.25%, 2/15/16/(e)/............      20,000     26,712,500
                                                                      ------------
                                                                       133,703,136
                                                                      ------------
  U.S. TREASURY NOTES -- 24.98%
     U.S. Treasury Inflation Indexed Note 1.625%,
       1/15/15/(h)/....................................      27,000     26,455,069
     U.S. Treasury Note 3.50%, 11/15/06/(e)/...........      40,000     39,662,480
     U.S. Treasury Note 3%, 2/15/08/(e)/...............      38,000     36,757,590
     U.S. Treasury Note 4%, 11/15/12/(e)/..............      18,500     17,608,245
                                                                      ------------
                                                                       120,483,384
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $260,476,772)......................................         254,186,520
                                                                      ------------
  AGENCY NON-MORTGAGE BACKED SECURITIES           5.30 %
     FNMA 3.15%, 5/28/08 (Identified Cost $26,627,186).      26,570     25,544,106
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          30.45%
  CONSUMER DISCRETIONARY -- 3.48%
     Abercrombie & Fitch Co............................      44,000      2,565,200
     CBS Corp. Class B.................................     120,000      2,877,600
     Nike, Inc. Class B................................      30,000      2,553,000
     Gap, Inc. (The)...................................     140,000      2,615,200
     McDonald's Corp...................................      92,000      3,161,120
     Newell Rubbermaid, Inc............................      78,000      1,964,820
     Viacom, Inc. Class B..............................      27,000      1,047,600
                                                                      ------------
                                                                        16,784,540
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                     Number of
                                                      Shares      Value
                                                     --------- -----------
     CONSUMER STAPLES -- 3.18%
        Archer-Daniels-Midland Co.................     74,000  $ 2,490,100
        Costco Wholesale Corp.....................     57,000    3,087,120
        Kimberly-Clark Corp.......................     64,000    3,699,200
        PepsiCo, Inc./(d)/........................     57,000    3,294,030
        Procter & Gamble Co.......................     48,000    2,765,760
                                                               -----------
                                                                15,336,210
                                                               -----------
     ENERGY -- 2.18%
        ConocoPhillips............................     49,000    3,094,350
        Halliburton Co............................     32,000    2,336,640
        Occidental Petroleum Corp.................     30,000    2,779,500
        Valero Energy Corp........................     38,000    2,271,640
                                                               -----------
                                                                10,482,130
                                                               -----------
     FINANCIALS -- 8.02%
        Allstate Corp.............................     62,000    3,230,820
        Bank of America Corp./(d)/................    100,000    4,554,000
        Goldman Sachs Group, Inc..................     17,000    2,668,320
        Huntington Bancshares, Inc................    186,000    4,488,180
        JPMorgan Chase & Co.......................     86,000    3,581,040
        Merrill Lynch & Co., Inc..................     32,000    2,520,320
        Morgan Stanley............................     49,000    3,078,180
        New York Community Bancorp, Inc./(e)/.....    209,000    3,661,680
        PNC Financial Services Group, Inc.........     48,000    3,230,880
        Wachovia Corp.............................     80,000    4,484,000
        Wells Fargo & Co..........................     50,000    3,193,500
                                                               -----------
                                                                38,690,920
                                                               -----------
     HEALTH CARE -- 3.97%
        Amgen, Inc./(b)/..........................     34,000    2,473,500
        Bristol-Myers Squibb Co...................    192,000    4,725,120
        Gilead Sciences, Inc./(b)/................     40,000    2,488,800
        Merck & Co., Inc..........................    103,000    3,628,690
        Pfizer, Inc...............................    135,000    3,364,200
        UnitedHealth Group, Inc...................     44,000    2,457,840
                                                               -----------
                                                                19,138,150
                                                               -----------
     INDUSTRIALS -- 3.30%
        AMR Corp./(b)(e)/.........................     93,000    2,515,650
        Boeing Co. (The)..........................     41,000    3,195,130
        Continental Airlines, Inc. Class B/(b)(e)/     86,000    2,313,400
        General Electric Co./(d)/.................     90,000    3,130,200
        L-3 Communications Holdings, Inc./(d)/....     21,000    1,801,590
        Norfolk Southern Corp.....................     55,000    2,973,850
                                                               -----------
                                                                15,929,820
                                                               -----------

        See notes to schedule of investments and securities sold short

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INFORMATION TECHNOLOGY -- 4.73%
      Cisco Systems, Inc./(b)/.........................     118,000   $  2,557,060
      Dell, Inc./(b)/..................................      73,000      2,172,480
      EMC Corp./(b)/...................................     190,000      2,589,700
      Hewlett-Packard Co...............................      82,000      2,697,800
      Intel Corp.......................................      82,000      1,586,700
      International Business Machines Corp.............      32,000      2,639,040
      Microsoft Corp...................................     108,000      2,938,680
      QUALCOMM, Inc....................................      58,000      2,935,380
      Verisign, Inc./(b)/..............................     111,000      2,662,890
                                                                      ------------
                                                                        22,779,730
                                                                      ------------
   MATERIALS -- 1.59%
      Dow Chemical Co./(d)/............................      96,000      3,897,600
      Freeport McMoran Copper & Gold, Inc. Class B
        (Indonesia)....................................      63,000      3,765,510
                                                                      ------------
                                                                         7,663,110
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $125,564,608).....................................         146,804,610
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      4.07%
   CONSUMER DISCRETIONARY -- 1.06%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........      80,000      2,476,800
      Sony Corp. ADR (Japan)...........................      57,000      2,625,990
                                                                      ------------
                                                                         5,102,790
                                                                      ------------
   FINANCIALS -- 0.73%
      Deutsche Bank AG (Germany).......................      31,000      3,541,440
   HEALTH CARE -- 0.63%
      Sanofi-Aventis Sponsored ADR (France)............      64,000      3,036,800
   INFORMATION TECHNOLOGY -- 1.65%
      Amdocs Ltd. (United States)/(b)/.................      57,000      2,055,420
      Nokia Oyj ADR (Finland)..........................     148,000      3,066,560
      Seagate Technology (Singapore)/(b)/..............     109,000      2,869,970
                                                                      ------------
                                                                         7,991,950
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $15,088,508)......................................          19,672,980
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                          Number of
                                                           Shares           Value
                                                         -----------  ------------
EXCHANGE TRADED FUNDS                            1.32%
   iShares MSCI Japan Index Fund/(e)/................        101,000  $  1,454,400
   NASDAQ-100 Shares/(e)/............................        117,000     4,906,980
                                                                      ------------
       Total Exchange Traded Funds (Identified Cost $5,634,542)          6,361,380
                                                                      ------------
       Total Long Term Investments -- 93.85% (Identified Cost
         $433,391,616)........................................         452,569,596
                                                                      ------------
SHORT-TERM INVESTMENTS                          18.55%
MONEY MARKET MUTUAL FUNDS -- 13.13%
   State Street Navigator Prime Plus (4.71% seven
     day effective yield)/(f) /(Identified Cost
     $63,315,541)....................................     63,315,541    63,315,541
                                                                      ------------

                                                             Par
                                                           (000's)
                                                         -----------
FEDERAL AGENCY SECURITIES -- 3.10%
   FNMA 4.375%, 10/15/06 (Identified Cost
     $14,951,550)....................................    $    15,000    14,945,565
COMMERCIAL PAPER/(g)/ -- 2.32%
   Goldman Sachs & Co., Inc. 4.87%, 4/3/06...........          2,200     2,199,405
   Rabobank USA 4.83%, 4/3/06........................          9,000     8,997,585
                                                                      ------------
       Total Commercial Paper (Identified Cost $11,196,990)...          11,196,990
                                                                      ------------
       Total Short-Term Investments (Identified Cost
         $89,464,081).........................................          89,458,096
                                                                      ------------
       Total Investments (Identified Cost $522,855,697) --
         112.40%..............................................         542,027,692/(a)/
       Securities Sold Short (Proceeds $8,144,766) -- (2.22)%.         (10,710,480)
       Other Assets Less Liabilities -- (10.18)%..............         (49,080,161)
                                                                      ------------
       Net Assets -- 100.00%..................................        $482,237,051
                                                                      ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $28,680,497 and gross depreciation of $13,321,291 for federal income tax purposes. At March 31, 2006, the aggregate cost of securities for federal income tax purposes was $526,668,486.
 (b) Non-income producing.
 (c) Common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 1D "Foreign security country determination" in the Notes to Schedule of Investments and Securities Sold Short.
 (d) Position, or a portion thereof, has been segregated to collateralize for securities sold short.
 (e) All or a portion of security is on loan.
 (f) Represents security purchased with cash collateral for securities on loan.
 (g) The rate shown is the discount rate.
 (h) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

        See notes to schedule of investments and securities sold short

                                              Number of
                                               Shares        Value
                                              --------- -----------
        SECURITIES SOLD SHORT
        DOMESTIC COMMON STOCKS          1.43%
        CONSUMER DISCRETIONARY -- 1.43%
           American Eagle Outfitters, Inc.     167,000  $ 4,986,620
           Wendy's International, Inc.....      31,000    1,923,860
                                                        -----------
               Total Domestic Common Stocks
                 (Proceeds $5,100,575)..........          6,910,480
                                                        -----------
        EXCHANGE TRADED FUNDS           0.79%
           iShares Russell 2000 Index Fund
             (Proceeds $3,044,191)........      50,000    3,800,000
                                                        -----------
               Total Securities Sold Short
                 (Proceeds $8,144,766)..........        $10,710,480/(i)/
                                                        ===========



--------
 (i) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $0 and gross depreciation of $2,565,714 for federal income tax purposes. At March 31, 2006, the aggregate proceeds of securities sold short for federal tax purposes was ($8,144,766).

        See notes to schedule of investments and securities sold short

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2006
                                  (Unaudited)


                                                                                     Net Asset Value
                                                              Total Net Assets          per share
                                                         --------------------------  --------------
Beginning of period: December 31, 2005..................               $490,026,724          $ 5.28
   Net investment income................................ $  2,489,099                $ 0.02
   Net realized and unrealized gain on investments......    1,983,038                  0.02
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains *....................................  (12,261,810)                (0.13)
   Tax return of capital................................           --                    --
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................           --                    --
                                                         ------------                ------
   Net increase in net assets/net asset value...........                 (7,789,673)          (0.09)
                                                                       ------------          ------
End of period: March 31, 2006...........................               $482,237,051          $ 5.19
                                                                       ============          ======


--------
  *Please note that the tax status of distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2006, we estimate that 45% of distributions represent return of capital and 29% represent excess gain distributions which are taxable as ordinary income.

                       THE ZWEIG TOTAL RETURN FUND, INC.

          NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2006
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Total Return Fund, Inc. (the "Fund") in the preparation of the Schedule of Investments and Securities Sold Short. The preparation of the Schedule of Investments and Securities Sold Short in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments and Securities Sold Short. Actual results could differ from those estimates.

  A. Security Valuation

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

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  C. Foreign Currency Translation

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

  D. Foreign Security Country Determination

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Short Sales

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At March 31, 2006, the value of securities sold short amounted to $10,710,480 against which collateral of $25,660,792 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  F. Security Lending

   The Fund loans securities to qualified brokers through an agreement with State Street Bank (the "Custodian") and the Fund. Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

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   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

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OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, Chief Executive Officer and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 4133                                                                   Q1-06

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      March 31, 2006


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.
  A member of The Phoenix Companies, Inc.